EXHIBIT 10.115

CREDIT LYONNAIS
UAC CHAMPS SUR MARNE
US MOYENS DE PAIEMENTS
15-17 RUE ALFRED NOBEL
PARC DESCARTES
77420 CHAMPS SUR MARNE

                                                 GROUPE INTER PARFUMS
                                                 MONSIEUR LECLERCQ
                                                 4 ROND POINT DES CHAMPS ELYSEES
                                                 75008 PARIS

                                        PARIS, le 29 Jul 04

No de reference : 323550Y / F002700BAR

Mesdames, Messieurs,

Nous vous prions de trouver ci-joint la Confirmation en deux exemplaires de l'operation d'echange de conditions d'interet dont la reference est indiquee ci-dessus.

Nous vous remercions par avance de bien vouloir nous en retourner un exemplaire signe a l'adresse mentionnee ci-dessus.

Nous sommes heureux d'avoir effectue cette transaction avec vous et vous prions d'agreer, Mesdames, Messieurs, l'expression de nos salutations distinguees.

CREDIT LYONNAIS

NOTA BENE :

Vous avez effectue une operation de SWAP AMORTISSABLE.

Suite a cette Confirmation, vous recevrez, pendant toute la duree de vie de votre SWAP, a chaque renouvellement de taux, une confirmation intitulee AVIS DE FIXING ET DE LIQUIDATION.

Ce document vous indiquera le taux retenu pour la periode et le montant du reglement a l'issue de cette periode.

--------------------------------------------------------------------------------

                          CONFIRMATION D'UNE OPERATION

                        D'ECHANGE DE CONDITIONS D'INTERET
--------------------------------------------------------------------------------

                               PARIS, le 29 Jul 04



A:                    :       GROUPE INTER PARFUMS, PARIS

Attn:                 :       MONSIEUR LECLERCQ

De:                   :       CREDIT LYONNAIS, PARIS

                      :       -  BACK OFFICE PRODUITS DERIVES

No de reference       :       323550Y / F002700BAR



Nous vous confirmons ci-apres les termes de l'operation d'echange de conditions d' interet entre GROUPE INTER PARFUMS, PARIS ( "Contrepartie" ) et CREDIT LYONNAIS, PARIS ( "CREDIT LYONNAIS" ), effectuee dans le cadre de la convention ( "la Convention" ) etablie sous l'egide de l'Association Francaise de Banques ( AFB ).

Les declarations faites lors de la conclusion de la convention cadre sont renouvelees par chacune des Parties a la date de l'operation d'echange de conditions d'interet.

Date de conclusion de        :         22 Jul 04
l'operation d'echange

Date de Commencement         :         30 Sep 04

Date d'Echeance Final        :         30 Jun 09, ajustee suivant la convention
                                       du jour ouvre suivant sauf mois suivant


1 - PAYEUR DES MONTANTS VARIABLES
---------------------------------

CREDIT LYONNAIS, PARIS

Montant du Notionnel                                 EUR 15,200,000.00



Notionnel amortissable
--------------------------------------------------------------------------------
Debut de          Fin de       Devise          Montant du          Montant des
Periode           Periode                       Notionnel        amortissements
--------------------------------------------------------------------------------
30 Sep 04        30 Dec 04       EUR          15,200,000.00         800,000.00
30 Dec 04        30 Mar 05       EUR          14,400,000.00         800,000.00
30 Mar 05        30 Jun 05       EUR          13,600,000.00         800,000.00
30 Jun 05        30 Sep 05       EUR          12,800,000.00         800,000.00
30 Sep 05        30 Dec 05       EUR          12,000,000.00         800,000.00
30 Dec 05        30 Mar 06       EUR          11,200,000.00         800,000.00
30 Mar 06        30 Jun 06       EUR          10,400,000.00         800,000.00
30 Jun 06        29 Sep 06       EUR           9,600,000.00         800,000.00
29 Sep 06        29 Dec 06       EUR           8,800,000.00         800,000.00
29 Dec 06        30 Mar 07       EUR           8,000,000.00         800,000.00
30 Mar 07        29 Jun 07       EUR           7,200,000.00         800,000.00
29 Jun 07        28 Sep 07       EUR           6,400,000.00         800,000.00
28 Sep 07        31 Dec 07       EUR           5,600,000.00         800,000.00
31 Dec 07        31 Mar 08       EUR           4,800,000.00         800,000.00
31 Mar 08        30 Jun 08       EUR           4,000,000.00         800,000.00
30 Jun 08        30 Sep 08       EUR           3,200,000.00         800,000.00
30 Sep 08        30 Dec 08       EUR           2,400,000.00         800,000.00
30 Dec 08        30 Mar 09       EUR           1,600,000.00         800,000.00
30 Mar 09        30 Jun 09       EUR             800,000.00         800,000.00

--------------------------------------------------------------------------------

Taux Variable                           :  EUR-EURIBOR-TELERATE
                                           PAGE 248

Periodicite                             :  Trimestrielle

Base de Calcul des Montants Variables   :  Exact / 360

Ajustement de Periodes de Calcul        :  Ajuste

Date ( s ) de Determination             :  2 Jour ( s ) Ouvre ( s ) precedant le
du Taux Variable                           premier jour ouvre de chaque Periode
                                           d'Application

Montant Variable                        :  Un montant egal au produit du montant
                                           notionnel, du taux variable et de la
                                           base de calcul des montants variables

Periode ( s ) d'Application             :  Trimestrielles, tous les 30
des Montants Variables                     Septembre, 30 Decembre, 30 mars et 30
                                           juin, commencant le 30 septembre 04
                                           et finissant a la Date d'Echeance
                                           Finale

Date de Paiement des Montants Variables :  Le dernier Jour Ouvre de chaque
                                           Periode d'Application des Montants
                                           Variables

Capitalisation                          :  non

Centre ( s ) financier ( s ) retenu ( s ) pour la determination des jours ouvres relatifs aux :

Dates de determination du taux variable :  Jour ( s ) ouvre ( s ) Target

Dates de Paiement                       :  Jour ( s ) ouvre ( s ) Target

Convention de Jours Ouvres :

Pour la determination du taux variable  :  ajustee suivant la convention du jour ouvre precedent

Pour la determination des Paiements     :  ajustee suivant la convention du jour
suivant                                    ouvre suivant sauf mois


2 - PAYEUR DES MONTANTS VARIABLES
---------------------------------

GROUPE INTER PARFUMS, PARIS

Montant du Notionnel                    :  EUR 15,200,000.00


Notionnel amortissable                               :
--------------------------------------------------------------------------------
Debut de          Fin de       Devise          Montant du          Montant des
Periode           Periode                       Notionnel        amortissements
--------------------------------------------------------------------------------
30 Sep 04        30 Dec 04       EUR          15,200,000.00         800,000.00
30 Dec 04        30 Mar 05       EUR          14,400,000.00         800,000.00
30 Mar 05        30 Jun 05       EUR          13,600,000.00         800,000.00
30 Jun 05        30 Sep 05       EUR          12,800,000.00         800,000.00
30 Sep 05        30 Dec 05       EUR          12,000,000.00         800,000.00
30 Dec 05        30 Mar 06       EUR          11,200,000.00         800,000.00
30 Mar 06        30 Jun 06       EUR          10,400,000.00         800,000.00
30 Jun 06        29 Sep 06       EUR           9,600,000.00         800,000.00
29 Sep 06        29 Dec 06       EUR           8,800,000.00         800,000.00
29 Dec 06        30 Mar 07       EUR           8,000,000.00         800,000.00
30 Mar 07        29 Jun 07       EUR           7,200,000.00         800,000.00
29 Jun 07        28 Sep 07       EUR           6,400,000.00         800,000.00

28 Sep 07        31 Dec 07       EUR           5,600,000.00         800,000.00
31 Dec 07        31 Mar 08       EUR           4,800,000.00         800,000.00
31 Mar 08        30 Jun 08       EUR           4,000,000.00         800,000.00
30 Jun 08        30 Sep 08       EUR           3,200,000.00         800,000.00
30 Sep 08        30 Dec 08       EUR           2,400,000.00         800,000.00
30 Dec 08        30 Mar 09       EUR           1,600,000.00         800,000.00
30 Mar 09        30 Jun 09       EUR             800,000.00         800,000.00

--------------------------------------------------------------------------------

Taux Variable                           :  EUR-EURIBOR-TELERATE
                                           12 MOIS FIN DE PERIODE PAGE 248
                                           SUJET A UNE CLAUSE SPECIFIQUE

Periodicite                             :  12 mois

Base de Calcul des Montants Variables   :  Exact / 360

Ajustement de Periodes de Calcul        :  Ajuste

Date ( s ) de Determination                2 Jour ( s ) Ouvre ( s ) precedant le
du Taux Variable                        :  premier jour ouvre de chaque Periode
                                           d'application

Montant Variable                        :  Un montant egal su produit du montant
                                           notionnel, du taux variable et de la
                                           base de calcul des montants variables

Periode ( s ) d'Application             :  Trimestrielles, tous les 30
des Montants Variables                     Septembre, 30 Decembre, 30 mars et 30
                                           juin, commencant le 30 septembre 04
                                           et finissant a la Date d'Echeance
                                           Finale

Date de Paiement des Montants Variables :  Le dernier Jour Ouvre de chaque
                                           Periode d'Application des Montants
                                           Variables

Capitalisation                          :  non

SI EUR-EURIBOR 12 MOIS FIN DE PERIODE < 2.10%        ALORS 3.25%

SI 2.10% < EURO-EURIBOR 12 MOIS FIN DE PERIODE <= 3.85% ALORS EURO-EURIBOR 12 MOIS FIN DE PERIODE

SI EUR-EURIBOR 12 MOIS FIN DE PERIODE >  3.85%       ALORS 3.85%

Centre ( s ) financier ( s ) retenu ( s ) pour la determination des Jours Ouvres relatifs aux :

Dates de determination du           :      Jour ( s ) ouvre ( s ) Target
Taux Variable

Dates de Paiement                   :      Jour ( s ) ouvre ( s ) Target

Convention de Jours Ouvres :

Pour la determination du            :      Ajustee suivant la convention du jour
                                           ouvre precedent Taux Variable

Pour la determination du            :      Ajustee suivant la convention du jour
                                           ouvre suivant sauf mois suivant
                                           Paiements

Seule les differentiels seront      :      oui
echanges

Agent                               :      CREDIT LYONNAIS, PARIS, a defaut
                                           l'agent designe dans la Convention
                                           Cadre

3 - INSTRUCTIONS DE PAIEMENTS
-----------------------------

Paiement a GROUPE INTER PARFUMS, PARIS :

Compte pour paiement en EUR

Paiement par credit de votre compte

Ref                                     :  00572 00060BH

CREDIT LYONNAIS



Paiement a CREDIT LYONNAIS, PARIS

Compte pour paiement en EUR
Paiement para debit de votre compte

Ref                                     :  00572 00060BH

CREDIT LYONNAIS

4 - NOTIFICATIONS
-----------------

Notifications a adresser a CREDIT LYONNAIS
------------------------------------------

CREDIT LYONNAIS
UAC CHAMPS SUR MARNE
US MOYENS DE PAIEMENTS
15-17 RUE ALFRED NOBEL
PARC DESCARTES
77420 CHAMPS SUR MARNE
TEL : 01 60 95 94 21
FAX : 01 60 95 94 37

Notification a adresser a Contrepartie :
----------------------------------------

GROUPE INTER PARFUMS
MONSIEUR LECLERCQ
4 ROND POINT DES CHAMPS ELYSEES
75009 PARIS

Telex :
Tel : 0153770000
Fax : 0140740842

5 - COURTIER      :                 DIRECT
-------------

Declarations

Toute operation de marche sur instrument financier a terme comporte des risques, du fait notamment, des variations de taux d'interet, des taux de change, des cours des actions, ou des indices boursiers.

Au regard de ces risques, chaque partie declare et atteste qu'elle dispose des connaissances et de l'experience en matiere d'investissement necessaires pour evaluer les caracteristiques et les risques encourus au titre de cette operation.

Chaque partie declare et atteste avoir identifie ses besoins a l'egard de la presente operation par rapport a son activite et sa situation financiere et avoir procede a sa propre analyse des aspects financiers, juridiques, fiscaux, comptables et reglementaires de l'operation et ne s'en etre pas remise pour cela a l'autre partie.

CREDIT LYONNAIS intervient comme partie a la presente operation, et non comme conseil. Il ne saurait etre tenu responsable des consequences financieres de l'intervention de l'autre partie sur les instruments financiers.

Chaque partie declare et atteste conclure cette operation en son nom propre et non en qualite de mandataire.

Comme le prevoit la reglementation ( cf article 3.3.9 du RGMF ). CREDIT

LYONNAIS vous propose de vous transmettre une valorisation de cette operation selon une periodicite au moins annuelle. Pour cela n'hesitez pas a contacter votre interlocuteur habituel afin de definir avec lui la forme de cette transmission.

LES PARTIES DECLARENT QUE LA PRESENTE CONFIRMATION PEUT ETRE EMISE PAR L'INTERMEDIAIRE D'UN SYSTEME INFORMATIQUE ET PEUT ETRE SIGNEE PAR LES PARTIES PAR NUMERISATION DE LA SIGNATURE D'UNE PERSONNE DUMENT HABILITEE AU SEIN DE CELLES-CI ( CI-APRES LA "SIGNATURE NUMERISEE" ).

DANS LE CADRE DE LA PRESENTE CONFIRMATION, REGIE PAR LA CONVENTION-CADRE, LA SIGNATURE NUMERISEE FAIT FOI A L'EGARD DES PARTIES DE L'IDENTITE DE LA PERSONNE HABILITEE PAR CHACUNE DES PARTIES A SIGNER ET DE LEUR CONSENTEMENT AUX DROITS ET OBLIGATIONS PREVUS DANS LA CONFIRMATION.

LES PARTIES DECLARENT ET ACCEPTENT QUE LA SIGNATURE NUMERISEE EQUIVAUT A UNE SIGNATURE MANUSCRITE ET RENONCENT EXPRESSEMENT A ENGAGER UNE QUELCONQUE PROCEDURE FONDEE SUR L'ABSENCE D'UNE SIGNATURE MANUSCRITE.

VEUILLEZ NOUS RETOURNER DANS LES MEILLEURS DELAIS LE DOUBLE DE CET AVIS DE CONFIRMATION SIGNE PAR VOS REPRESENTANTS HABILITES.

Sinceres salutations,

CREDIT LYONNAIS, PARIS                  GROUPE INTER PARFUMS

( ILLISIBLE )

           Stephane BOITEUX
           Credit Lyonnais
   Direction des Marches de Capitaux
     Back Office Produits Derives


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